U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): September 21, 2007

                        5G WIRELESS COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         Nevada                       0-30448               20-0420885
(State or Other Jurisdiction  (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                  Identification No.)

      2771 Plaza del Amo, Suite 805, Torrance, California       90503
           (Address of Principal Executive Offices)           (Zip Code)

      Registrant's telephone number, including area code:  (310) 328-0495



            (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     Effective on September 21, 2007, Andrew D. McCormac resigned as the Company's chief financial officer to pursue other opportunities.

                                    SIGNATURE

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: September 21, 2007              By: /s/ Jerry Dix
                                       Jerry Dix
                                       Chief Executive Officer